UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT ON REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.
(Exact name of registrant as specified in charter)

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson, Chairman
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Conrad G. Goodkind
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2007

Date of reporting period: November 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report November 30, 2007 Thompson Plumb Growth Fund Thompson Plumb Bond Fund Telephone: 1-800-999-0887 www.thompsonplumb.com ___________________________________________

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

     THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2007

CONTENTS

Page(s)
GROWTH FUND
Investment review	4-5
Schedule of investments	6-9

BOND FUND
Investment review	10-11
Schedule of investments	12-15

FUND EXPENSE EXAMPLES	16

FINANCIAL STATEMENTS
Statements of assets and liabilities	17
Statements of operations	18
Statements of changes in net assets	19
Notes to financial statements	20-23
Financial highlights	24-25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

DIRECTORS AND OFFICERS	27-28

ADDITIONAL INFORMATION	29-31

     This report contains information for existing shareholders of Thompson Plumb Funds, Inc. It does not constitute an offer to sell. This annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.
Please read your Prospectus carefully.

GROWTH FUND INVESTMENT REVIEW (Unaudited)
November 30, 2007

Portfolio Managers
     John C. Thompson, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb Growth Fund produced a total return of -4.52% for the fiscal year ended November 30, 2007, as compared to 7.72% for its benchmark, the S&P 500 Index. Over the past five-year and ten-year periods, the Growth Fund returned 6.10% and 8.20%, compared to the 11.61% and 6.16% returns of the S&P 500 Index, for those same time periods.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/07
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	-4.52%	2.96%	6.10%	8.20%
S&P 500 Index	7.72%	10.09%	11.61%	6.16%

Expense Ratio as of 4/1/07 was 1.12%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2007

Management Commentary

The investment return of the Growth Fund during the most recent fiscal year has been at the low end of our historical performance range for the past three years. The Fund trailed in performance compared to its benchmark due, in part, to certain securities in the financial sector that performed poorly during the fiscal year.

During the past three years, the Fund’s sector allocations failed to take advantage of the insatiable demand for metals, minerals, large machinery, and energy to develop the Chinese, Indian, and Middle Eastern economies to resemble more advanced countries. Simultaneously, the U.S. economy prospered on borrowed money and deficit spending. The prosperity was fragile and reliant upon an inflated housing market. When the boom in housing stopped, financial companies and lenders were caught in the painful adjustment back to more reasonable real estate prices.

Frequently, companies that invested in international markets and the industrial sector abruptly saw their business conditions change for the negative when consumers began to decrease spending. We continue to think that the average U.S. consumer is low on cash and will reduce spending in the near term. This has already had an affect upon the retail and real estate markets, which has had a negative impact on the Fund.

Our strategy is to add to companies that should benefit from the current environment, such as Boeing and ConocoPhillips. Our current allocations in the financial, pharmaceutical, and media sectors may also be reduced over the next year.

We expect to be more diversified and to have a portion of the Fund invested in sectors that take advantage of current strength in software, energy, and foreign economies. We also will attempt to take advantage of a potential recovery in depressed retail and financial companies.

Our research on the two government-sponsored entities in the Fund’s portfolio, Fannie Mae and Freddie Mac, reveals action to improve their financial strength and to increase the prices they charge on their vital mortgage guarantee business. We expect to see them emerge from the housing downturn strong and more profitable than ever. Although our positions in Fannie Mae and Freddie Mac may not have performed well in the past, we anticipate that these securities will have a strong recovery in the long-term. Five years ago, most of the domestic competitors of U.S. Steel closed their doors or sold to a competitor. With fewer competitors, U.S. Steel raised prices and prospered in the recent recovery.

Mutual fund investing involves risk. Principal loss is possible.

Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Top 10 Equity Holdings at 11/30/07
		% of Fund’s
Company	Industry	Net Assets
Microsoft Corp.	Software	8.36%
American International
Group, Inc.	Insurance	6.96%
The Coca-Cola Co.	Beverages	5.66%
Viacom Inc. Class B	Media	5.53%
Fannie Mae	Thrifts & Mortgage Finance	4.98%
Berkshire Hathaway Inc.
Class B	Insurance	4.68%
Time Warner Inc.	Media	3.74%
Freddie Mac	Thrifts & Mortgage Finance	3.67%
Wal-Mart Stores, Inc.	Food & Staples Retailing	3.57%
Amgen Inc.	Biotechnology	3.44%
As of November 30, 2007, 100% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS
November 30, 2007

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 13.1%
Media - 9.8%
The McGraw-Hill Cos.	56,550	$2,775,474
Time Warner Inc.	1,158,150	19,989,669
Viacom Inc. Class B (a)	702,825	29,532,707
		52,297,850

Multiline Retail - 1.4%
Kohl’s Corp. (a)	146,000	7,194,880

Specialty Retail - 1.9%
Bed Bath & Beyond Inc. (a)	120,050	3,775,572
Best Buy Co.	14,800	755,540
Office Depot, Inc. (a)	329,950	5,655,343
		10,186,455

Consumer Staples - 15.5%
Beverages - 7.6%
PepsiCo, Inc.	133,150	10,276,517
The Coca-Cola Co.	486,450	30,208,545
		40,485,062

Food & Staples Retailing - 6.2%
Sysco Corp.	287,500	9,346,625
Walgreen Co.	133,550	4,886,595
Wal-Mart Stores, Inc.	397,500	19,040,250
		33,273,470

Household Products - 1.7%
The Procter & Gamble Co.	125,450	9,283,300

Energy - 4.8%
Oil, Gas & Consumable Fuels - 4.8%
BP plc ADR	61,000	4,437,140
Chevron Corp.	95,300	8,364,481
ConocoPhillips	76,000	6,083,040
Exxon Mobil Corp.	74,300	6,624,588
		25,509,249

Financials - 25.7%
Commercial Banks - 2.7%
Fifth Third Bancorp	355,767	10,640,991
Marshall & Ilsley Corp.	111,350	3,504,184
		14,145,175

Consumer Finance - 0.3%
Discover Financial Services	81,475	1,415,221

Diversified Financial Services - 2.4%
Citigroup Inc.	387,300	12,897,090

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

	Shares	Value
Insurance - 11.6%
American International Group, Inc.	639,400	$37,168,322
Berkshire Hathaway Inc. Class B (a)	5,330	24,997,700
		62,166,022

Thrifts & Mortgage Finance - 8.7%
Fannie Mae	692,100	26,590,482
Freddie Mac	559,250	19,612,898
		46,203,380

Health Care - 14.6%
Biotechnology - 3.4%
Amgen Inc. (a)	332,400	18,365,100

Health Care Equipment & Supplies - 3.7%
Boston Scientific Corp. (a)	97,650	1,233,319
Covidien Limited	56,100	2,250,171
Medtronic, Inc.	198,550	10,096,268
ResMed Inc. (a)	25,650	1,174,770
TomoTherapy Inc. (a)	268,250	4,989,450
		19,743,978

Health Care Providers & Services - 2.6%
Cardinal Health, Inc.	188,050	11,386,428
Patterson Cos., Inc. (a)	74,600	2,400,628
		13,787,056

Health Care Technology - 2.0%
IMS Health Inc.	460,000	10,741,000

Pharmaceuticals - 2.9%
Pfizer Inc.	658,350	15,642,396

Industrials - 2.9%
Aerospace & Defense - 1.6%
The Boeing Co.	92,600	8,569,204

Commercial Services & Supplies - 0.9%
Cintas Corp.	145,300	4,648,147

Industrial Conglomerates - 0.4%
Tyco International Ltd.	56,100	2,251,293

Information Technology - 23.4%
Communications Equipment - 1.6%
Cisco Systems, Inc. (a)	237,550	6,656,151
QUALCOMM Inc.	42,250	1,722,955
		8,379,106

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

	Shares	Value
Computers & Peripherals - 0.6%
International Business Machines Corp.	31,050	$3,265,839

Electronic Equipment & Instruments - 1.4%
Celestica Inc. (a)	308,300	1,809,721
Flextronics International Ltd. (a)	488,950	5,847,842
		7,657,563

Internet Software & Services - 1.4%
eBay Inc. (a)	225,850	7,572,750

IT Services - 3.2%
Fiserv, Inc. (a)	141,550	7,265,761
Metavante Technologies, Inc. (a)	37,050	843,999
Western Union Co.	405,300	9,159,780
		17,269,540

Semiconductors & Semiconductor Equipment - 6.4%
Altera Corp.	129,050	2,423,559
Intel Corp.	253,500	6,611,280
Linear Technology Corp.	323,600	9,856,856
Maxim Integrated Products, Inc.	481,500	11,165,985
Xilinx, Inc.	195,500	4,281,450
		34,339,130

Software - 8.8%
Microsoft Corp.	1,329,200	44,661,120
Oracle Corp. (a)	51,850	1,046,333
Take-Two Interactive Software, Inc. (a)	67,100	1,005,158
		46,712,611
TOTAL COMMON STOCKS (COST $503,414,923)		534,001,867

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

	Shares or
	Principal
	Amount	Value
WARRANTS - 0.0%

Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Clarient Inc., issued 3/31/2004, exercise price $2.75,
expires 3/31/2008 (a) (b) (c)	30,000	$2,489
Clarient Inc., issued 4/27/2004, exercise price $2.75,
expires 4/27/2008 (a) (b) (c)	45,000	4,836
TOTAL WARRANTS (COST $0)		7,325

SHORT-TERM INVESTMENTS - 0.3%

Variable Rate Demand Notes - 0.3%
American Family Financial Services, 4.207%	$583,766	583,766
Wisconsin Central Credit Union, 4.479%	720,754	720,754

Total Variable Rate Demand Notes		1,304,520

TOTAL SHORT-TERM INVESTMENTS (COST $1,304,520)		1,304,520

TOTAL INVESTMENTS - 100.3% (COST $504,719,443)		535,313,712

NET OTHER ASSETS AND LIABILITIES - (0.3%)		(1,404,644)

NET ASSETS - 100.0%		$533,909,068

(a)	Non-income producing security.
(b)	Security is illiquid.
(c)	Fair valued.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2007

Portfolio Managers
     John C. Thompson, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb Bond Fund produced a total return of 5.64% for the fiscal year ended November 30, 2007, as compared to its benchmark, the Lehman Brothers Intermediate Government/Credit 1-10 Year Index, which returned 6.68% and as compared to the Lehman Brothers Government/Credit 1-5 Year Index, which returned 6.83%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/07
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	5.64%	3.83%	5.76%	5.39%
Lehman Brothers Gov’t/Credit 1-5 Year Index	6.83%	4.32%	3.87%	5.40%
Lehman Brothers Intermediate Gov’t/Credit 1-10 Year Index	6.68%	4.47%	4.46%	5.82%

Expense Ratio as of 4/1/07 was 1.30%.
Expense Ratio after reimbursement was 0.59%.

The Advisor has contractually agreed to waive management fees and/or reimburse expenses incured by the Bond Fund until March 31, 2008.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares nor does it imply future performance. The Lehman Brothers Government/Credit 1-5 Year Index is a market value weighted performance benchmark that includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-5 years remaining until maturity. The Lehman Brothers Intermediate Government/Credit 1-10 Year Index is a market value weighted performance benchmark that includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. You cannot directly invest in an index.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2007

Management Commentary

Despite the availability of certain securities in the marketplace that offered attractive interest rates, such as structured investment vehicles (SIV) and collateralized debt obligations (CDO), the Fund did not invest in these securities because there were equally-attractive opportunities that lacked the complexities and risks associated with these products.

Throughout most of 2007, the yields offered on government agency-backed securities were higher than those offered on corporate bonds. Therefore, 80% of the Fund’s portfolio was allocated to these securities. Within the agency sector, an inflexible regulator prevented the government-sponsored enterprises (GSE), including Fannie Mae and Freddie Mac, from purchasing their mortgage-backed securities. This caused the spreads on mortgages relative to agency bonds to become very attractive. Therefore, as many of our agency bonds were being called, we used the proceeds to invest in agency-backed mortgage pools. Importantly, the mortgage pools are senior to the agency bonds and, therefore, are relatively safer from the credit point of view.

Currently, we are finding that credit spreads for corporate issuers are widening significantly. While we are not yet at levels associated with a recession, various issuers are becoming more attractive than they have been in past years. As this continues, we may find that increasing the Fund’s allocation to corporate bonds would provide better risk adjusted returns. Due to the Fund’s current under exposure to credit risk, such allocations would be feasible.

We believe in the short-term the Federal Reserve (the “Fed”) may lower interest rates to battle the possibility of having the economy weaken to the point of recession due to the current credit crisis and related issues with the real estate market. It is possible that the Fed Funds rate may fall to between 1-2% as the Fed attempts to find a level where housing supply and demand may become more in balance. A couple of years ago, it was possible to obtain a 3 3/8% adjustable-rate mortgage (issued by the GSE’s) to fund the purchase of a house. At that rate, housing seemed to be much more affordable than it is today and the sector seemed to prosper. We are positioning the Fund for the likelihood that short-term rates will fall and have extended the duration of the Fund through the use of agency-mortgage-backed securities. In addition to positioning the Fund for the possibility that short-term interest rates may fall, we are beginning to increase our allocation to corporate bonds to take advantage of widening spreads in this sector. We believe that a balance of mortgage-backed securities and corporate bonds may optimize the Fund’s risk return tradeoff and provide for a better risk adjusted return.

Mutual fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increase susceptibility to adverse economic developments.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

Portfolio Concentration at 11/30/07
(Includes cash and cash equivalents)
Quality
U.S. Government and Agency Issues	68.6%
Aa	2.4%
A	4.2%
Baa	4.7%
Ba and Below	2.1%
Short-Term Investments	17.9%
Common Stocks	0.1%
100.0%

Maturity
Under 1 year	43.7%
1 to 3 years	5.8%
3 to 5 years	16.0%
5 to 10 years	34.0%
Over 10 Years	0.4%
Common Stocks	0.1%
100.0%

Top 10 Bond Holdings at 11/30/07

			Maturity	% of Fund’s
Company	Pool #	Coupon	Date	Net Assets
Fannie Mae	95-5770	6.000%	10/1/2037	4.57%
Fannie Mae	96-0566	6.000%	1/1/2038	4.57%
Freddie Mac Gold	A6-6612	6.000%	10/1/2037	4.56%
Freddie Mac Gold	G0-3527	6.000%	10/1/2037	4.56%
Freddie Mac Gold	G0-3325	6.000%	10/1/2037	4.56%
Freddie Mac Gold	A6-6449	6.000%	10/1/2037	4.56%
Fannie Mae	96-6647	5.500%	12/1/2037	4.50%
Fannie Mae	-	5.250%	12/15/2008	4.50%
Freddie Mac Gold	A7-0622	5.500%	12/1/2037	4.49%
Freddie Mac Gold	-	5.500%	1/1/2038	4.49%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2007

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 0.2%

Consumer Discretionary - 0.2%
Media - 0.2%
Adelphia Recovery Trust Series ACC-1 INT (a)	144,572	$10,120
Time Warner Cable, Inc. Class A (a)	2,694	70,125
TOTAL COMMON STOCKS (COST $123,442)		80,245

BONDS - 113.6%

Corporate Bonds - 18.6%
American General Finance
6.000% due 10/15/2014	$1,000,000	1,011,036
Capital One Bank FSB Certificate of Deposit
5.803% due 3/13/2009 (b)	98,000	94,042
Gannett Co.
4.125% due 6/15/2008	1,000,000	993,593
General Motors Acceptance Corp.
5.000% due 6/15/2008	100,000	96,585
5.400% due 5/15/2009	120,000	109,784
6.250% due 5/15/2009	50,000	46,268
5.250% due 8/15/2009	80,000	72,338
7.200% due 8/15/2009	50,000	46,670
5.000% due 9/15/2009	110,000	98,674
7.000% due 3/15/2010	130,000	118,281
7.000% due 10/15/2011	200,000	173,643
7.250% due 8/15/2012	100,000	84,835
7.000% due 11/15/2012	50,000	41,031
7.100% due 1/15/2013	32,000	26,381
6.000% due 7/15/2013	60,000	45,986
6.500% due 2/15/2016 (c)	100,000	73,824
6.500% due 9/15/2016 (c)	87,000	63,842
7.250% due 9/15/2017	259,000	197,685
Hartford Life Global
3.860% due 6/15/2010 (b)	500,000	469,125
HSBC Finance Corp.
5.700% due 7/15/2012	100,000	101,388
6.070% due 9/15/2013 (b)	156,000	145,603
5.100% due 10/10/2013 (b)	131,000	120,828
4.880% due 1/10/2014 (b)	161,000	146,054
Merrill Lynch & Co.
3.130% due 3/2/2009 (b)	500,000	482,815
Morgan Stanley
3.970% due 6/1/2011 (b)	500,000	495,725

Sara Lee Corp.
6.000% due 1/15/2008	300,000	299,918

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

	Principal
	Amount	Value
SLM Corp.
3.170% due 3/2/2009 (b)	$1,000,000	$946,200
3.450% due 3/15/2012 (b)	100,000	82,489
3.620% due 6/15/2012 (b)	66,000	54,086
3.620% due 9/15/2012 (b)	65,000	51,569
4.420% due 9/15/2013 (b)	42,000	34,208
4.120% due 1/1/2014 (b)	466,000	364,156
4.090% due 1/31/2014 (b)	25,000	20,382
3.590% due 4/1/2014 (b)	50,000	37,256
3.670% due 5/1/2014 (b)	100,000	75,055
4.350% due 6/2/2014 (b)	70,000	52,956
3.720% due 12/15/2014 (b)	350,000	254,474
3.920% due 9/15/2015 (b)	85,000	61,556
4.020% due 12/15/2015 (b)	128,000	93,245
4.220% due 5/3/2019 (b)	217,000	144,179
4.000% due 6/15/2021 (c)	79,000	72,346

Verizon New York
6.875% due 4/1/2012	250,000	266,845

Total Corporate Bonds		8,266,956

Federal Agency Mortgage-Backed Securities - 59.9%

Fannie Mae
6.000% due 11/1/2036, Pool #83-1855	1,000,000	1,016,527
6.000% due 9/1/2037, Pool #25-6890	985,131	994,949
6.000% due 10/1/2037, Pool #88-8736	988,535	998,387
6.000% due 10/1/2037, Pool #95-3274	1,000,000	1,016,465
6.000% due 10/1/2037, Pool #95-5770	2,000,000	2,032,931
5.500% due 12/1/2037, Pool #96-6647 (d)	2,000,000	2,003,124
5.500% due 1/1/2038 (d)	1,000,000	1,001,562
6.000% due 1/1/2038, Pool #96-0566 (d)	2,000,000	2,032,500
6.000% due 1/1/2038 (d)	1,000,000	1,016,250

Freddie Mac Gold
6.000% due 7/1/2037, Pool #G0-3104	245,570	249,306
6.000% due 9/1/2037, Pool #A6-5448	994,235	1,009,363
6.000% due 10/1/2037, Pool #A6-6449	1,998,180	2,028,583
6.000% due 10/1/2037, Pool #A6-6612	2,000,000	2,030,431
6.000% due 10/1/2037, Pool #G0-3325 (d)	2,000,000	2,030,000
6.000% due 10/1/2037, Pool #G0-3527 (d)	2,000,001	2,030,001
5.500% due 12/1/2037, Pool #A7-0622 (d)	2,000,000	2,000,000
5.500% due 1/1/2038 (d)	2,000,000	2,000,000
6.000% due 1/1/2038 (d)	1,000,000	1,015,000

Ginnie Mae
7.000% due 5/15/2033, Pool #78-2071	137,229	145,430

Total Federal Agency Mortgage-Backed Securities		26,650,809

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

	Principal
	Amount	Value
United States Government and Agency Issues - 35.1%

Fannie Mae
5.250% due 6/11/2008	$400,000	$400,065
5.250% due 12/15/2008	2,000,000	2,000,796
5.450% due 3/27/2009	300,000	300,308
5.500% due 3/21/2012	1,000,000	1,004,790
6.000% due 1/26/2016	1,000,000	1,002,609
6.000% due 11/21/2016	1,000,000	1,004,154
6.000% due 12/5/2016	1,000,000	1,005,033
6.250% due 8/21/2017	500,000	507,467
6.250% due 3/29/2022	1,000,000	1,001,472
6.000% due 6/6/2022 (c)	500,000	503,754

Federal Home Loan Banks
5.250% due 12/18/2007	1,000,000	1,000,327
4.250% due 3/24/2008	1,000,000	999,488
4.000% due 12/30/2008 (c)	500,000	499,756
6.000% due 5/22/2017	1,000,000	1,001,068
6.040% due 3/28/2022	300,000	300,031

Freddie Mac
3.290% due 6/16/2009	600,000	594,950
5.300% due 9/14/2009	250,000	250,106
6.300% due 6/26/2015	250,000	252,776
6.000% due 10/19/2016	1,000,000	1,006,860
6.000% due 10/25/2019	1,000,000	1,006,500

Total United States Government and Agency Issues		15,642,310

TOTAL BONDS (COST $50,362,589)		50,560,075

SHORT-TERM INVESTMENTS - 24.8%

Commercial Paper - 12.3%
American Express Credit
4.500% due 12/12/2007	2,500,000	2,496,675
General Electric Capital
4.510% due 12/12/2007	2,957,000	2,953,059
Total Commercial Paper		5,449,734

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

	Principal
	Amount	Value
Variable Rate Demand Notes - 12.5%
American Family Financial Services, 4.207%	$2,665,810	$2,665,810
Wisconsin Central Credit Union, 4.479%	2,916,591	2,916,591

Total Variable Rate Demand Notes		5,582,401

TOTAL SHORT-TERM INVESTMENTS (COST $11,032,135)		11,032,135

TOTAL INVESTMENTS - 138.6% (COST $61,518,166)		61,672,455

NET OTHER ASSETS AND LIABILITIES - (38.6%)		(17,163,067)

NET ASSETS - 100.0%		$44,509,388

(a) Non-income producing security.
(b) Floating rate notes whose yields vary with the consumer price index. These securities are shown at their current coupon rate as of November 30, 2007.
(c) Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(d) When-issued security.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2007

Example

A mutual fund shareholder may incur two types of costs: (1) transaction costs such as sales charges and redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	6/1/07	11/30/07	6/1/07-11/30/07
Thompson Plumb Growth Fund
Actual	$1,000.00	$883.43	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.33	$5.72
Thompson Plumb Bond Fund
Actual	$1,000.00	$1,029.84	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	$2.99

*	Expenses are equal to the annualized expense ratio for each Fund (Growth Fund: 1.13%; Bond Fund: 0.59%), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2007 (In thousands, except per share amounts)

	GROWTH	BOND
	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $504,719 and $61,518,
respectively)	$535,314	$61,672
Receivable from fund shares sold	230	828
Dividends and interest receivable	877	396
Prepaid expenses	68	7
Total Assets	536,489	62,903
LIABILITIES
Due on purchase of securities	–	17,052
Payable for fund shares redeemed	2,072	1,317
Accrued expenses payable	70	22
Due to investment advisor	438	3
Total Liabilities	2,580	18,394
NET ASSETS	$533,909	$44,509
Net Assets consist of:
Capital stock ($.001 par value)	$450,926	$44,081
Undistributed net investment income	4,159	516
Accumulated net realized gain (loss) on investments	48,229	(242)
Net unrealized appreciation on investments	30,595	154
Net Assets	$533,909	$44,509
Shares of capital stock outstanding (unlimited shares authorized)	11,641	4,305
Offering and redemption price/Net asset value per share	$45.86	$10.34

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2007 (In thousands)

	GROWTH	BOND
	FUND	FUND
Investment income
Dividends	$11,820	–
Interest	10	$2,039
Other income	17	–
	11,847	2,039
Expenses
Investment advisory fees	6,162	240
Shareholder servicing costs	587	35
Administrative and accounting services fees	260	52
Custody fees	211	9
Directors fees	80	19
Professional fees	74	47
Federal & state registration	42	32
Other expenses	239	25
Total expenses	7,655	459
Less expenses reimbursed by advisor	–	(241)
Net expenses	7,655	218
Net investment income	4,192	1,821
Net realized gain (loss) on investments	65,926	(33)
Net unrealized appreciation (depreciation) on investments	(90,227)	281
Net gain (loss) on investments	(24,301)	248
Net increase (decrease) in net assets resulting from operations	$(20,109)	$2,069

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		BOND
	FUND		FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2007	2006	2007	2006
Operations
Net investment income	$4,192	$5,245	$1,821	$1,333
Net realized gain (loss) on investments	65,926	22,365	(33)	(208)
Net unrealized appreciation (depreciation) on investments	(90,227)	62,707	281	571
Net increase (decrease) in net assets resulting from operations	(20,109)	90,317	2,069	1,696

Distributions to Shareholders
Distributions from net investment income	(5,175)	(5,978)	(1,682)	(1,224)
Distributions from net realized gains on securities transactions	(24,550)	(24,731)	–	(285)
Total distributions to shareholders	(29,725)	(30,709)	(1,682)	(1,509)

Fund Share Transactions (See Note 4)	(175,215)	(331,341)	11,669	1,715

Total Increase (Decrease) in Net Assets	(225,049)	(271,733)	12,056	1,902

Net Assets
Beginning of period	758,958	1,030,691	32,453	30,551
End of period	$533,909	$758,958	$44,509	$32,453
Undistributed net investment income included
in net assets at end of period	$4,159	$5,155	$516	$377

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2007

NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost basis.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

As of November 30, 2007, certain warrant securities held by the Growth Fund were fair valued and the value of these securities represented approximately 0.0014 % of the net assets of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund normally are declared at least annually. The Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. There were no directed brokerage credits during the fiscal year ended November 30, 2007.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2008, used for temporary liquidity needs. The LOC is used primarily to finance redemption payments. Each of the individual Funds borrowing under the LOC are limited to either 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Funds’ Board, whatever is less. As of November 30, 2007, the limits established by the Funds’ Board are: Growth Fund - $20,000,000 and Bond Fund - $1,000,000. The LOC was drawn upon during the year; however, as of November 30, 2007, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the fiscal year ended November 30, 2007.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$512,142	8.150%	$42,836
Bond Fund	$13,885	8.250%	$1,161

GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

FAIR VALUE MEASUREMENTS - In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statements of Operations for the period.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occur during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Funds must begin to incorporate FIN 48

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

into its NAV calculations by May 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2008 so that the annual operating expenses of the Bond Fund do not exceed 0.59% of average daily net assets.

For the fiscal year ended November 30, 2007, the Advisor reimbursed expenses incurred by the Bond Fund in the amount of $241,302 so that that annual operating expenses did not exceed 0.59% of its average daily net assets.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM in the amounts of $82,624 and $30,000 for the Growth Fund and Bond Fund, respectively, for the fiscal year ended November 30, 2007.

NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

(In thousands)
	Year Ended		Year Ended
	November 30, 2007		November 30, 2006
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	1,576	$77,304	2,417	$111,004
Shares issued in reinvestment of dividends	92	4,548	121	5,426
Shares issued in reinvestment of realized gains	483	23,727	531	23,769
Shares redeemed	(5,705)	(280,794)	(10,356)	(471,540)
Net decrease	(3,554)	$(175,215)	(7,287)	$(331,341)

Bond Fund
Shares sold	2,036	$20,809	812	$8,193
Shares issued in reinvestment of dividends	148	1,499	110	1,103
Shares issued in reinvestment of realized gains	–	–	26	256
Shares redeemed	(1,041)	(10,639)	(779)	(7,837)
Net increase	1,143	$11,669	169	$1,715

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2007 were as follows:

	Securities other than U. S.
	Government and Short-term
	Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$192,896,687	$393,570,459	$–	$–
Bond Fund	$6,012,981	$9,647,494	$46,784,369	$21,652,594

NOTE 6 - INCOME TAX INFORMATION
At November 30, 2007, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized	Distributable	Distributable
		Unrealized	Unrealized	appreciation	ordinary	long-term
	Federal tax cost	appreciation	depreciation	(depreciation)	income	capital gains
Growth Fund	$520,667,504	$65,543,606	$(50,897,398)	$14,646,208	$4,159,322	$65,274,179
Bond Fund	$61,518,166	$426,016	$(271,727)	$154,289	$516,680	$–

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

The tax components of distributions paid during the fiscal year ended November 30, 2007, capital loss carryforward as of November 30, 2007 and tax basis post-October losses as of November 30, 2007, which are not recognized for tax purposes until the first day of the following fiscal year are:

		Long-term
	Ordinary income	capital gains	Net capital loss	Post-October
	distributions	distributions	carryforward*	losses
Growth Fund	$11,295,040	$18,429,147	$–	$1,096,652
Bond Fund	$1,682,368	$–	$223,897	$18,433

* $90,180 expires November 30, 2014 and $133,717 expires November 30, 2015.

The tax components of distributions paid during the fiscal year ended November 30, 2006 are:

	Ordinary	Long-term
	income	capital gains
	distributions	distributions
Growth Fund	$11,125,635	$19,583,334
Bond Fund	$1,226,849	$281,964

The following distributions were declared on December 13, 2007, payable to shareholders on December 14, 2007 (Unaudited):

	Ordinary Income		Long-term Capital Gains
	Distributions		Distributions
	Amount	Per Share	Amount	Per Share
Growth Fund	$4,172,339	$0.41	$65,288,435	$6.40
Bond Fund	$728,481	$0.15	$–	$–

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2007	2006	2005	2004	2003
GROWTH FUND

Net Asset Value, Beginning of Period	$49.95	$45.85	$46.03	$42.45	$37.85
Income from Investment Operations
Net investment income	0.36	0.35	0.27	0.46	0.13
Net realized and unrealized gains (losses)
on investments	(2.49)	5.14	0.54	3.26	4.83
Total from Investment Operations	(2.13)	5.49	0.81	3.72	4.96
Less Distributions
Distributions from net investment income	(0.34)	(0.27)	(0.44)	(0.14)	(0.25)
Distributions from net realized gains	(1.62)	(1.12)	(0.55)	–	(0.11)
Total Distributions	(1.96)	(1.39)	(0.99)	(0.14)	(0.36)

Net Asset Value, End of Period	$45.86	$49.95	$45.85	$46.03	$42.45

Total Return	(4.52% )	12.32%	1.76%	8.77%	13.28%

Ratios/Supplemental Data
Net assets, end of period (millions)	$533.9	$759.0	$1,030.7	$1,485.9	$875.6
Ratios to average net assets:
Ratio of expenses	1.13%	1.12%	1.08%	1.05%	1.07%
Ratio of expenses without reimbursement†	1.13%	1.12%	1.09%	1.06%	1.11%
Ratio of net investment income	0.62%	0.63%	0.50%	1.12%	0.47%
Ratio of net investment income
without reimbursement†	0.62%	0.63%	0.49%	1.11%	0.42%
Portfolio turnover rate	28.60%	17.44%	20.48%	28.54%	41.01%

† Before directed brokerage credits.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2007	2006	2005	2004	2003
BOND FUND

Net Asset Value, Beginning of Period	$10.26	$10.21	$10.68	$10.86	$10.09
Income from Investment Operations
Net investment income	0.48	0.44	0.39	0.57	0.58
Net realized and unrealized gains (losses)
on investments	0.08	0.11	(0.36)	(0.16)	0.77
Total from Investment Operations	0.56	0.55	0.03	0.41	1.35
Less Distributions
Distributions from net investment income	(0.48)	(0.41)	(0.42)	(0.59)	(0.58)
Distributions from net realized gains	–	(0.09)	(0.08)	–	–
Total Distributions	(0.48)	(0.50)	(0.50)	(0.59)	(0.58)

Net Asset Value, End of Period	$10.34	$10.26	$10.21	$10.68	$10.86

Total Return	5.64%	5.64%	0.29%	3.90%	13.75%

Ratios/Supplemental Data
Net assets, end of period (millions)	$44.5	$32.5	$30.6	$29.7	$41.9
Ratios to average net assets:
Ratio of expenses	0.59%	0.72%	0.80%	0.80%	0.80%
Ratio of expenses without reimbursement	1.24%	1.30%	1.28%	1.20%	1.05%
Ratio of net investment income	4.92%	4.42%	3.80%	5.00%	5.49%
Ratio of net investment income
without reimbursement	4.26%	3.84%	3.31%	4.60%	5.24%
Portfolio turnover rate	85.58%	50.55%	25.93%	23.52%	29.89%

See Notes to Financial Statements.

PricewaterhouseCoopers LLP 100 E. Wisconsin Ave. Milwaukee WI 53202

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Thompson Plumb Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Growth Fund and Thompson Plumb Bond Fund (constituting Thompson Plumb Funds, Inc., hereinafter collectively referred to as the “Funds”) at November 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, WI
January 7, 2008

DIRECTORS AND OFFICERS
(Information as of 12/31/07)

	Position(s)		Number of
	Held with		Thompson	Other
	Thompson Plumb		Plumb Funds	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Overseen	Held by
Address & Age	Length of Time Served(1)	During Past Five Years	by Director	Director
Independent Directors:

Mary Ann Deibele 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 3/5/36	Director since 1994	Retired; Secretary of Elite Engineering Enterprises, Inc. (sheet metal fabrication) from 1997 to 2003; prior thereto, Director and member of the executive committee of Household Utilities, Inc. (a high tech sheet metal fabricating facility).	2	None

John W. Feldt 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 5/2/42	Director since 1987	Retired; Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006; prior thereto, Vice President of Finance for the University of Wisconsin Foundation.	2	Baird Funds, Inc. (8 Funds) Nakoma Mutual Funds (1 fund)

Patricia Lipton 1200 John Q. Hammons Drive Madison, WI 53717 Birth date: 12/9/42	Director since 2007	Retired; Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004; Assistant Executive Director, SWIB from 1982 to 1989; prior thereto, Director, State Tax Policy Bureau of the Wisconsin Department of Revenue.	2	None

Donald A. Nichols 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 12/20/40	Director since 1987	Retired; Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin from 2002 to 2006; prior thereto, Professor of Economics at the University of Wisconsin from 1966 to 2006; Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990; Economic Consultant.	2	None

Interested Director & Officers:

John W. Thompson(2)(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 7/26/43	Director and Chairman since 1987 and Chief Executive Officer since 2005	President of Thompson Investment Management, Inc. (“TIM”) since January 2004; President of Thompson, Plumb & Associates, Inc. (“TPA”) from June 1984 to December 2003; Treasurer of TPA from October 1993 to December 2003; Chief Executive Officer and Secretary of Thompson Plumb Trust Company from 2001 to December 2003; a Chartered Financial Analyst.	2	None

John C. Thompson(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 10/28/68	President and Chief Operating Officer since 2005; prior thereto, Vice President 1996 to 2005	Vice President of TIM since January 2004; Portfolio Manager of TIM since January 2004; Portfolio Manager of TPA from December 1996 to December 2003; Associate Portfolio Manager of TPA from January 1994 to December 1996; a Chartered Financial Analyst.	N/A	N/A

DIRECTORS AND OFFICERS (Continued)
(Information as of 12/31/07)

	Position(s)		Number of
	Held with		Thompson	Other
	Thompson Plumb		Plumb Funds	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Overseen	Held by
Address & Age	Length of Time Served(1)	During Past Five Years	by Director	Director
Interested Director & Officers:

Penny M. Hubbard 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 6/2/61	Chief Financial Officer and Treasurer since 2005	Vice President - Administrative Services of TIM since January 2004; prior thereto, Assistant Vice President - Client Services of TPA and various other capacities since 1984.	N/A	N/A

Nedra S. Pierce 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 10/2/61	Chief Compliance Officer since 2006	Chief Compliance Officer of TIM since May 2006; Director of Business Development of TIM from January 2004 to May 2006; Director of Business Development of TPA from January 1998 to December 2003; Administrative Assistant of TPA from May 1995 to December 1997.	N/A	N/A

Jason L. Stephens 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 10/15/74	Secretary since 2005; prior thereto, Chief Compliance Officer from 2004 to 2006	Corporate Secretary of TIM since January 2004; Portfolio Manager of TIM since July 2007; Research Analyst of TIM from January 2004 to June 2007; Chief Compliance Officer of TIM from January 2004 to May 2006; Research Analyst of TPA from June 2003 to December 2003; Investment Accountant of TPA from June 2002 to June 2003; a Chartered Financial Analyst.	N/A	N/A

(1) Officers of Thompson Plumb Funds, Inc. serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Thompson Plumb Funds, Inc. serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the Investment Company Act of 1940, as amended.

(2) John W. Thompson is an “interested person” of Thompson Plumb Funds, Inc. by virtue of his position with Thompson Plumb Funds, Inc. and Thompson Investment Management, Inc.

(3) John C. Thompson, President and Chief Operating Officer of Thompson Plumb Funds, Inc., is the son of John W. Thompson, Chairman, Chief Executive Officer and Director of Thompson Plumb Funds, Inc.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON PLUMB FUNDS

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonplumb.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of the portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson Plumb Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on October 25, 2007, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for both series of the Funds (each series is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to their benchmark index and a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, the Audit Committee of the Board, consisting of each of the Independent Directors, and the full Board met separately on October 25, 2007, to consider information relevant to the renewal process. The Audit Committee and the full Board are referred to as collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board received and reviewed information prepared or compiled by the Advisor as well as an independent analysis of the Funds’ performance and expenses prepared by Lipper Inc. (“Lipper”). Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; a memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with affiliates of the Advisor; a separate profitability comparison prepared by Lipper; a detailed statistical report from Lipper comparing the Funds’ performance and expenses with both a “performance group” and “performance universe” of other funds; the Advisor’s Form ADV; the Agreement and other service agreements with affiliates of the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with affiliates of the Advisor, and additional service provided by the Advisor although not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that, in addition to investment management and broker selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisers to comparable funds and that such services were adequate for the Funds’ needs.

In reviewing the Funds’ investment performance, the Board reviewed the one-, three-, five- and ten-year performance of each of the Funds. The Board noted that the long-term performance of both of the Funds was satisfactory. However, the investment performance of the Growth Fund during the last three to five years was below those of its peer groups. The Board discussed the Advisor’s commitment to modify the Growth Fund’s investment process so as to improve total return.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor or its affiliates from these relationships, the Board noted that the Bond Fund’s management fee, after waiver of a portion thereof by the Advisor, was the second lowest in its Lipper comparison group, which included 16 funds, and was the fourth lowest in its Lipper comparison universe, which included 56 funds. The Board also noted that the Fund’s total expenses, after a waiver of certain fees by the Advisor, were reasonable, ranking in the first quintile of its Lipper comparison group and second quintile of its Lipper comparison universe. The advisory fees and total expenses of the Growth Fund were higher than the median of both of the Lipper comparison groups, although the total expenses of the Growth Fund were just above the median of its Lipper comparison universe, which included 99 funds. After reviewing the materials, the Board believed that the advisory fees and total expenses for the Growth Fund were within a reasonable range. With regard to profitability, the Board noted that the Advisor’s profitability ranked near the median for comparable firms and that the operating margins of the Advisor seemed to be reasonable. After reviewing information provided by Lipper and the Advisor’s own analysis, the Board believed that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also considered whether economies of scale might be realized as the Fund’s assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets equal to ten basis points for the Growth Fund and five basis points for the Bond Fund. While the Board considered that an increase in assets could provide economies of scale in the Funds’ operations, it noted that the assets of the Growth Fund had decreased significantly in the past few years and, thus, presented no opportunity for such economies. Assets of the Bond Fund were considered to be quite small in comparison to other funds. The Board noted that economies of scale were unlikely to be realized unless its assets grew significantly.

01/08

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonplumb.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by PricewaterhouseCoopers, LLP, the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2006	2007
Audit Fees(1)	$31,868.00	$37,624.00
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$13,100.00	$14,700.00
All Other Fees(4)	$0	$0
TOTAL	$44,968.00	$52,324.00
____________________

(1)

This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)

This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)

This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2006 and 2007, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

2

PricewaterhouseCoopers LLP did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

     The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of November 30, 2007 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

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Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)

Change in Internal Controls Over Financial Reporting. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)

The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January, 2008.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 31st day of January, 2008.

By:	/s/ John W. Thompson
John W. Thompson, Chairman and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial Officer (Principal Financial Officer)

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